EXHIBIT 10.r

                             SECOND AMENDMENT dated as of January 31, 1997 (this
                      "Amendment") to the Credit Agreement dated as of September 16, 1996 (as amended, the "Credit Agreement"), among SUNBEAM CORPORATION (the "Company"), the BORROWING SUBSIDIARIES (as defined therein), the LENDERS (as defined therein), and THE CHASE MANHATTAN BANK, as Administrative Agent.)

               A. Pursuant to the Credit Agreement, the Lenders have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

               B. The Company has requested that certain provisions contained in the Credit Agreement be waived and amended as set forth herein.

               C. The Lenders are willing to so waive and amend the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

               D. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

               In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

               SECTION 1. WAIVER OF SECTION 6.05 OF THE CREDIT AGREEMENT. The Required Lenders hereby waive compliance with Section 6.05(b) of the Credit Agreement for the quarter ended December 29, 1996.

               SECTION 2. AMENDMENT TO DEFINITION OF CONSOLIDATED INTEREST COVERAGE RATIO. The Definition of "Consolidated Interest Coverage Ratio" is hereby amended and restated as follows:

               "CONSOLIDATED INTEREST COVERAGE RATIO" means, as of the last day of any fiscal quarter, for the four fiscal quarters then ended (or such fewer number of full quarters as have elapsed since December 30, 1996 to the date of determination), the ratio of (a) Consolidated EBIT to

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                                                                              2


(b) Consolidated Interest Expense, in each case for such period.

               SECTION 3. AMENDMENT TO SECTION 6.05(B) OF THE CREDIT AGREEMENT.
Section 6.05(b) of the Credit Agreement is hereby amended and restated as follows:

               (b) The Consolidated Interest Coverage Ratio as of the last day of any fiscal quarter, commencing with the fiscal quarter ending on March 30, 1997, will not be less than 2.0 to 1.0.

               SECTION 4. ACKNOWLEDGEMENT OF INCURRENCE OF SPECIAL CHARGES. The Company acknowledges and agrees that, as of the last day of the fiscal quarter ended December 29, 1996, the Company had incurred special charges in excess of $300,000,000, and that any special charges incurred after such date shall be included in determining compliance with the covenants set forth in Article VI of the Credit Agreement.

               SECTION 5. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each of the Lenders and the Agent that:

               (a) Before and after giving effect to this Amendment, the representations and warranties set forth in Section 3 of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (specifically excluding herefrom representations and warranties required to be made only as of the date of the Credit Agreement).

               (b) After giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.

               SECTION 6. CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date when the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company and the Required Lenders.

               SECTION 7. CREDIT AGREEMENT. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As


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used therein, the terms "Agreement", "herein", "hereunder", "hereinafter",
"hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

               SECTION 8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 9. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

               SECTION 10. EXPENSES. The Company agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

                                       SUNBEAM CORPORATION,

                                           by
                                             /S/ EDWIN T. DERECHO
                                             --------------------------------
                                             Name:  Edwin T. Derecho
                                             Title: Vice President and
                                                    Treasurer

                                       THE CHASE MANHATTAN BANK,
                                       individually and as Administrative
                                       Agent,

                                           by
                                             /S/ ELLEN GERTZOG
                                             --------------------------------
                                             Name:  Ellen Gertzog
                                             Title: Vice President



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                                                                              4
                                        BANK OF AMERICA ILLINOIS,

                                           by
                                             /S/ LAURENS F. SCHAAD, JR.
                                             -----------------------------------
                                             Name:  Laurens F. Schaad, Jr.
                                             Title: Vice President

                                        NATIONSBANK,

                                           by
                                             /S/ RICHARD M. STARKE
                                             -----------------------------------
                                             Name:  Richard M. Starke
                                             Title: Vice President

                                        THE BANK OF NEW YORK,

                                           by
                                             /S/ DAVID C. SIEGEL
                                             -----------------------------------
                                             Name:  David C. Siegel
                                             Title: Assistant Vice
                                                    President

                                        THE BANK OF NOVA SCOTIA,

                                           by
                                             /S/ FRANK F. SANDLER
                                             -----------------------------------
                                             Name:  Frank F. Sandler
                                             Title: Relationship Manager

                                        CREDIT LYONNAIS, NEW YORK BRANCH,

                                           by
                                             /S/ ALAIN PAPIASSE
                                             -----------------------------------
                                             Name:  Alain Papiasse
                                             Title: Executive Vice
                                                    President



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                                                                              5


                                        THE FIRST NATIONAL BANK OF CHICAGO,

                                           by
                                             /S/ ROBERT H. WOLOHAN
                                             --------------------------
                                             Name:  Robert H. Wolohan
                                             Title: Corporate Banking
                                                    Officer

                                        FIRST UNION NATIONAL BANK OF
                                        FLORIDA,

                                           by
                                             /S/ MARY A. MORGAN
                                             -----------------------------------
                                             Name:  Mary A. Morgan
                                             Title: Vice President and
                                                    Senior Portfolio
                                                    Manager

                                        NORTHERN TRUST COMPANY,

                                           by
                                             /S/ JOHN J. CONWAY
                                             -----------------------------------
                                             Name:  John J. Conway
                                             Title: Vice President

                                        WACHOVIA BANK OF GEORGIA, N.A.,

                                           by
                                             /S/ PATRICK A. PHELAN
                                             -----------------------------------
                                              Name:  Patrick A. Phelan
                                              Title: Assistant Vice
                                                     President

                                        THE BANK OF TOKYO-MITSUBISHI TRUST
                                        LTD.,

                                           by
                                             /S/ RANDY L. GLASS
                                             -----------------------------------
                                             Name:   Randy L. Glass
                                             Title:  Vice President



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                                                                              6

                                        CREDIT SUISSE,

                                           by
                                             /S/ C. ELDIN
                                             -----------------------------------
                                             Name:  C. Eldin
                                             Title: Director

                                           by
                                             /S/ T. MUOIO
                                             -----------------------------------
                                             Name:  T. Muoio
                                             Title: Associate

                                        THE FUJI BANK LIMITED,

                                           by
                                             /S/ MASANOBU KOBAYASHI
                                             -----------------------------------
                                             Name:  Masanobu Kobayashi
                                             Title: Vice President and
                                                    Manager

                                        PNC BANK, KENTUCKY, INC.,

                                           by
                                             /S/ JAMES D. NEIL
                                             -----------------------------------
                                             Name:  James D. Neil
                                             Title: Vice President

                                        SAKURA BANK, LIMITED,

                                           by
                                            /S/ HIROYASU IMANISHI
                                            ------------------------------------
                                            Name:  Hiroyasu Imanishi
                                            Title: Vice President and
                                                   Senior Manager

                                        THE YASUDA TRUST AND BANKING
                                        COMPANY, LIMITED, NEW YORK BRANCH,

                                           by
                                             /S/ MORIKAZU KIMURA
                                             -----------------------------------
                                             Name:  Morikazu Kimura
                                             Title: Chief Representative